UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K/A

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                             March 23, 2009
                           ------------------

                          The Bankers Store, Inc.
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         (Exact Name of Registrant as Specified in Its Charter)

                                New York
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            (State or Other Jurisdiction of Incorporation)

              0-08880                         22-3755756
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

             1535 Memphis Junction Road, Bowling Green, KY 42101
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          (Address of Principal Executive Offices)      (Zip Code)

                              (270)781-8453
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            (Registrant's Telephone Number, Including Area Code)


        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)

(i) On March 23, 2009 the independent accountant who was engaged as the principal accountant to audit the financial statements of The Banker's Store, Inc., Marmann & Associates of Sheffield, Alabama, notified The Banker's Store, Inc. that Marmann & Associates had resigned as the auditor for The Banker's Store, Inc.

(ii) None of the reports prepared by Marmann & Associates on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty.

(iii) The decision to change accountants was not recommended or approved by the board of directors or the audit committee thereof.

(iv)

(A) In regards to the financial statements reviewed for the Forms 10-Q for the periods ended August 31, 2008 and November 30, 2008, there was a disagreement between the board of directors and the former auditor regarding the equity section of the balance sheet. The equity section of the balance sheet indicates that 15,754,781 common shares were issued and outstanding. However, the shares governing the Chesscom acquisition were issued pursuant to the agreement and were not included in the common shares issued and outstanding at August 31, 2008. Presumably, the total common shares issued and outstanding as of August 31, 2008 should have been 27,754,781.

                     As of May 31, 2008        14,954,781
                     Chesscom acquisition      12,000,000
                     Issued to Paul Clark         800,000
                                              -----------
                          Calculated total     27,754,781

With regard to the discrepancy noted above, there was no attempt to reconcile the amounts of shares outstanding with the Company's transfer agent. Had such an attempt been made it would have been necessary to adjust the number of common shares issued and outstanding or to have noted any discrepancy in the notes to the financial statements. Compliance with generally accepted accounting principles seems to indicate that the common shares would have been adjusted to agree with those record maintained by the Company's transfer agent. Should any further explanation or discussion of common shares or any other equity account be required or desired management could have elected to make such disclosure in a footnote.

(B) Although the Board of Directors demanded that the then-President of The Banker's Store, Inc., Cynthia Hayden, discuss this situation with the former auditor, there was no apparent attempt by Ms. Hayden to do so.

(C) The Banker's Store, Inc. has authorized the former accountant to respond fully to the inquiries of the successor accountant concerning the subject matter of this disagreement.

Apart from the above disagreement, during the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Marmann and Associates, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Marmann and Associates' satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that Marmann and Associates furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter, when received, will be attached as an exhibit to an amendment to this Form 8-K.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 6, 2009

By: /s/ Thomas C. Cook
 ------------------------------
Name:   Thomas C. Cook
Title:  President, Chief Executive Officer
        The Bankers Store, Inc.



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